UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2005

                             Hesperia Holding, Inc.
             (Exact name of registrant as specified in its charter)



          Nevada                       000-30085               88-04553327
----------------------------- --------------------------- ----------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                   9780 E. Avenue, Hesperia, California 92345
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (760) 244-8787

                                   Copies to:
                              Andrea Cataneo, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01 Regulation FD Disclosure

On Sunday, April 24, 2005, Hesperia Holding, Inc., provided information that included preliminary, unaudited first quarter financial information at a conference sponsored by the Financial Services Exchange. The conference was held in Los Angeles, California, and the information was provided to attending registered broker/dealers. The previously undisclosed financial information and projections announced were as follows:

     o    First Quarter 2005, gross profit margin of 33% (estimated);

     o    First Quarter 2005, gross profit of $580,000 (estimated);

     o    First Quarter 2005, sales of $1.7 million (estimated);

     o    First  Quarter  2005,   EBITDA  (earnings   before  interest,   taxes,
          depreciation and amortization) of $250,000 (estimated);

     o    Fiscal Year 2005, double digit revenue growth (anticipated);

     o Fiscal Year 2005, EBIT (earnings before interest and taxes) at least $1 million (anticipated);

     o    Fiscal Year 2005, double digit revenue growth (anticipated); and

     o    Fiscal Year 2005, earnings per share of $0.06 to $0.08 (anticipated).

In accordance with Regulation FD, this current report is being filed to publicly disclose all information that was provided by Hesperia Holding, Inc.to attendees at the conference sponsored by the Financial Services Exchange. This report under Item 7.01 is not deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

ITEM 9.01  Financial Statements and Exhibits.

Exhibits.  The following document is filed as an exhibit to this report:

99.1 Copy of information provided to attendees at the Financial Services Exchange conference.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Hesperia Holding, Inc.


Date: April 25, 2005                                /s/ STEVE CHAUSSY
                                                    -----------------
                                                    Steve Chaussy
                                                    Chief Financial Officer

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